UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) May 8, 2009
AMES TRUE TEMPER, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-118086	22-2335400

(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Organization)
465 Railroad Avenue
Camp Hill, Pennsylvania 17011
(Address of Principal Executive
Offices, including Zip Code)
(717) 737-1500
(Registrant’s telephone number,
including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On May 8, 2009, ATT Holding Co. issued a press release relating to Ames True Temper, Inc.’s results of operations for its fiscal quarter ended March 28, 2009, a copy of which is furnished as Exhibit 99.1 hereto.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
The following exhibit is furnished herewith:
99.1 Press Release issued on May 8, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMES TRUE TEMPER, INC. (Registrant)
Date: May 8, 2009	By:	/s/ Duane R. Greenly
Duane R. Greenly
(President and Chief Executive Officer)